Prospectus Supplement                             40669  2/98
dated February 9, 1998 to:
_________________________________________________________________
Putnam Vista Fund (the "fund")
Prospectuses dated November 30, 1997

In the section "How the fund is managed," the chart indicating the officers of Putnam Investment Management, Inc. ("Putnam
Management") that have primary responsibility for the day-to-day management of the fund is replaced with the following:

                                  Business experience
                     Year         (at least 5 years)
                     -------      -------------------------

Eric Wetlaufer       1997         Employed as an investment
Managing Director                 professional by Putnam
                                  Management since November,
                                  1997.  Prior to November, 1997,
                                  Mr. Wetlaufer a Managing
                                  Director and Portfolio Manager
                                  at Cadence Capital Management.

Margery C. Parker   1998          Employed as an investment
Senior Vice President             professional by Putnam
                                  Management since December,
                                  1997.  Prior to December, 1997,
                                  Ms. Parker was a Vice President
                                  and Portfolio Manager at
                                  Keystone Investments.

David J. Santos      1996         Employed as an investment
Senior Vice President             professional by Putnam
                                  Management since 1986.

Anthony C. Santosus  1994         Employed as an investment Vice
Vice President                    professional by Putnam
                                  Management since 1985.